Exhibit 10.1

THIRD AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

This THIRD AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT dated as of August 31, 2017 (this “Amendment”), is entered into by and among:

(i)    Walter Investment Management Corp. (the “Company”); and

(ii)    each undersigned entity, in each such entity’s respective capacity as lender under, or as nominee, investment adviser, sub-adviser, or investment manager, as applicable, to certain funds, accounts, and other entities (including subsidiaries and affiliates of such funds, accounts, and entities) that is a lender (in its respective capacity as such, each, a “Term Lender,” and, collectively, the “Term Lenders” and, together with their respective successors and permitted assigns and any subsequent Term Lender that becomes party hereto in accordance with the terms hereof, each, a “Consenting Term Lender,” and, collectively, the “Consenting Term Lenders”) party to that certain Amended and Restated Credit Agreement, dated as of December 19, 2013 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement,” and the term loan facility thereunder, the “Term Loan Facility”), by and among the Company, as the borrower, Credit Suisse AG, as administrative agent (together with any successor administrative agent, in each case, in such capacity, the “Administrative Agent”), the other term lenders party thereto and the other lenders party thereto.

The Company, each Consenting Term Lender, and any subsequent Person that becomes a party hereto in accordance with the terms hereof are referred to herein as the “Parties” and individually as a “Party.”

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Restructuring Support Agreement, dated as of July 31, 2017 (as amended as of August 1, 2017 and August 22, 2017, and as otherwise amended, supplemented, or otherwise modified and in effect from time to time, the “RSA”).

RECITALS

WHEREAS, as of the date hereof, the Consenting Term Lenders in the aggregate hold, or act as the nominee, investment adviser, sub-adviser, or investment manager to entities that hold, as of the date hereof, more than 91% of the aggregate outstanding principal amount of the Loans and Commitments (each as defined in the Credit Agreement); and

WHEREAS, as of the date hereof, the Company and the Requisite Term Lenders desire to enter into this Amendment to modify the RSA.

NOW THEREFORE, in consideration of the premises and mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Amendments. In accordance with Section 9 of the RSA and effective as of the Amendment Effective Date, the RSA is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~)

and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth on the pages of the RSA attached as Annex A hereto.

2.	Effectiveness. This Amendment shall become effective and binding (such date, the “Amendment Effective Date”) when counterpart signature pages to this Amendment have been executed and delivered by the Parties constituting the Company and the Requisite Term Lenders.

3.	Miscellaneous. Except as expressly set forth herein, the RSA is and shall remain unchanged and in full force and effect, and nothing contained in this Amendment shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights of the Company or the Consenting Term Lenders, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the RSA.

4.	Survival. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns of the parties hereto.

5.	Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York.

6.	Counterparts. This Amendment may be executed by one or more of the parties on any number of separate counterparts (including by electronic transmission of signature pages hereto), and all of such counterparts taken together shall be deemed an original and to constitute one and the same instrument.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first set forth above.

WALTER INVESTMENT MANAGEMENT CORP.

By:	/s/ Gary Tillett
Name:	Gary Tillett
Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Oaktree Senior Loan Fund, L.P.

By:	Oaktree Senior Loan GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP IIA, LLC
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	Manager Member

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Authorized Signatory

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Missouri Education Pension Trust

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

WM Pool - High Yield Fixed Interest Trust

By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

CSAA Insurance Exchange

By:	Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Indiana Public Retirement System

By:	Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Oaktree CLO 2014-1 Ltd.

By: Oaktree Capital Management, L.P.

Its: Collateral Manager

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Oaktree CLO 2014-2 Ltd.

By: Oaktree Capital Management, L.P.

Its: Collateral Manager

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Oaktree CLO 2015-1 Ltd.

By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[SIGNATURE PAGE AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Oaktree EIF I Series A, Ltd.

By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[SIGNATURE PAGE AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Oaktree EIF I Series A1, Ltd.

By:	Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Oaktree EIF II Series A1, Ltd.

By:	Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Oaktree EIF II Series B1, Ltd.

By: Oaktree Capital Management, L.P.

Its: Collateral Manager

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Oaktree Enhanced Income Funding Series IV, Ltd.

By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

AGF Floating Rate Income Fund

By: Eaton Vance Management as Investment Manager

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Eaton Vance CDO X PLC

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

DaVinci Reinsurance Ltd.

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Eaton Vance Loan Holding Limited

By: Eaton Vance Management as Investment Manager

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Eaton Vance Floating-Rate Income Plus Fund

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Eaton Vance Senior Floating-Rate Trust

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Eaton Vance Floating-Rate Income Trust

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Eaton Vance International (Cayman Island)

Floating-Rate Income Portfolio

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Eaton Vance Senior Income Trust

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Eaton Vance Short Duration Diversified Income Fund

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Eaton Vance Institutional Senior Loan Fund

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Eaton Vance Limited Duration Income Fund

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Eaton Vance Floating Rate Portfolio

By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Brighthouse Funds Trust I – Brighthouse/Eaton

Vance Floating Rate Portfolio

By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Florida Power & Light Company

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Pacific Select Fund-Floating Rate Loan Portfolio

By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Renaissance Investment Holdings Ltd

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Columbia Funds Variable Series Trust II – Variable

Portfolio-Eaton Vance Floating Rate Income Fund

By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Senior Debt Portfolio

By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Eaton Vance VT Floating-Rate Income Fund

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Mutual Release]

CONSENTING TERM LENDERS

MARATHON ASSET MANAGEMENT LP, on behalf of certain funds advised by it that are lenders

By:	/s/ Daniel Lalli
Name: Daniel Lalli
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

By: NEUBERGER BERMAN INVESTMENT ADVISERS LLC,

AS INVESTMENT MANAGER OR COLLATERAL MANAGER OF FUNDS IT MANAGES

By:	/s/ Joseph Lynch
Name: Joseph Lynch
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

Nuveen Diversified Dividend and Income Fund

Nuveen Floating Rate Income Fund

Nuveen Credit Strategies Income Fund

Nuveen Symphony Floating Rate Income Fund

Nuveen Credit Opportunities 2022 Target Term Fund

Nuveen Short Duration Credit Opportunities Fund

Nuveen Floating Rate Income Opportunity Fund

Nuveen Senior Income Fund

By:	/s/ Judith Macdonald
Name: Judith Macdonald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

BayCity Alternative Investment Funds SICAV-SIF - BayCity US Senior Loan Fund

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

Menard, Inc.

Municipal Employees Annuity & Benefit Fund of Chicago

PENSIONDANMARK PENSIONSFORSIKRINGSAKTIESELSKAB

Principal Funds, Inc. - Diversified Real Asset Fund

Diversified Real Asset CIT

Symphony Floating Rate Senior Loan Fund

BayCity Long-Short Credit Master Fund, LTD.

BAYCITY SENIOR LOAN MASTER FUND LIMITED

TCI-Symphony CLO 2016-1 Ltd.

Symphony Asset Management LLC,

As Investment Advisor

By: /s/ Judith Macdonald
Name: Judith Macdonald
Title: General Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

BayCity Corporate Arbitrage and Relative Value Fund, L.P.

Symphony Asset Management LLC,

As General Partner

By: /s/ Judith Macdonald
Name: Judith Macdonald
Title: General Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

SCOF-2, LTD.

California Street CLO IX Limited Partnership

Symphony CLO VIII, Limited Partnership

California Street CLO XII, Ltd.

Symphony CLO XIV, Ltd.

Symphony CLO XV, Ltd.

Symphony CLO XVI, LTD.

Symphony CLO XVII, LTD.

Symphony CLO XVIII, LTD.

Symphony Asset Management LLC,

As Collateral Manager

By: /s/ Judith Macdonald
Name: Judith Macdonald
Title: General Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

CONSENTING TERM LENDERS

Credit Suisse Asset Management, LLC

In its capacity as investment manager, sub-adviser, or

similar capacity on behalf of certain holders of the

Term Loan B of Walter Investment Management

Corp.

By:     /s/ Louis Farano

Name: Louis Farano

Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO RSA]

ANNEX A

Threshold (as defined below) are satisfied or waived (with the prior written consent of the Required Parties) on or prior to the Out-of-Court Outside Date, then the Company shall implement the In-Court Restructuring, on the terms and subject to the conditions set forth in this Agreement and the Term Sheet;

WHEREAS, as of the date hereof, the Consenting Term Lenders in the aggregate hold, or act as the nominee, investment adviser, sub-adviser, or investment manager to entities that hold, as of the date hereof, more than 50% of the aggregate outstanding principal amount of the Loans and Commitments (each as defined in the Credit Agreement); and

WHEREAS, the Parties desire to express to each other their mutual support and commitment in respect of the matters discussed in the Term Sheet and hereunder.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.	Certain Definitions.

As used in this Agreement, the following terms have the following meanings:

(a) “Acceptable RSA” means, as applicable: (i) this Agreement or another restructuring support agreement to support the Restructuring with terms consistent with this Agreement executed by the Senior Noteholders holding at least the Requisite Senior Notes Threshold and otherwise acceptable to the Required Parties or (ii) a restructuring support agreement to support the Alternative Restructuring executed by the Required Parties.

(b) “Acceptable RSA Milestone Date” means September 30, 2017, unless such date is extended by the Required Parties.

~~(a)~~(c) “Alternative Transaction” means any plan of reorganization, liquidation, or sale of all or substantially all of the Company’s assets other than the Restructuring and the Alternative Restructuring, as set forth herein;

~~(b)~~(d) “Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. §§ 101, et seq., as amended from time to time.

~~(c)~~(e) “Bankruptcy Court” means the United States Bankruptcy Court for the Southern District of New York having jurisdiction over the Chapter 11 Cases, and, to the extent of the withdrawal of any reference under 28 U.S.C. § 157, pursuant to 28 U.S.C. § 151, the United States District Court for the Southern District of New York.

~~(d)~~(f) “Chapter 11 Cases” means the jointly administered cases under chapter 11 of the Bankruptcy Code to be commenced by the Company by no later than the Outside Petition Date, in the Bankruptcy Court and styled In re Walter Investment Management Corp., et. al.

terms and conditions consistent in all material respects with this Agreement, the Term Sheet, the Credit Agreement Waiver, and the Interim Amendment, and shall otherwise be reasonably acceptable in all material respects to the Required Parties, including with respect to any modifications, amendments, or supplements to such Definitive Documents at any time during the Support Period; provided that the terms of the Prepackaged Plan with respect to the treatment of the Term Loans and the treatment of any matters with respect to the Credit Agreement will be acceptable in all material respects to the Requisite Term Lenders and the Escrow Agreement, the Credit Agreement Amendment, the Credit Rolled Facility Documents, the Financing Motion, and the Financing Orders shall be acceptable to the Requisite Term Lenders.

(n) “Deposit Account” means any deposit accounts, securities accounts, operating accounts, commodities accounts, or other accounts of any kind or nature (other than Excluded Accounts (as defined in the Security Agreement)) held by a Credit Party (as defined in the Credit Agreement) into which funds of any Credit Party (as defined in the Credit Agreement) are deposited from time to time.

~~(l)~~(o) “Disclosure Statement” means the Disclosure Statement relating to the Prepackaged Plan.

~~(m)~~(p) “Effective Date” means the date on which the Out-of-Court Restructuring or the In-Court Restructuring, as applicable, is consummated.

~~(n)~~(q) “Escrow Agreement” means Escrow Agreement, dated as of July 31, 2017, between the Company and Citibank, N.A., as escrow agent, pursuant to which the Company will transfer, as of the Support Effective Date, the Escrow Amount to such escrow agent solely for the benefit of the Consenting Term Lenders.

~~(o)~~(r) “Escrow Amount” means cash in an amount equal to $100 million.

~~(p)~~(s) “Escrow Amount Release Date” means August 23, 2017, unless extended by the Required Parties.

~~(q)~~(t) “In-Court Restructuring” means the Restructuring of the Company to be consummated after the Out-of-Court Outside Date pursuant to the Prepackaged Plan in connection with the Chapter 11 Cases filed in the Bankruptcy Court, in each case, in accordance with and subject to the terms and conditions of this Agreement and the Term Sheet.

~~(r)~~(u) “Interim Amendment” means that certain Amendment No. 3 to Amended and Restated Credit Agreement, the form of which is attached hereto as Exhibit C.

~~(s)~~(v) “Management Incentive Plan” means the post-Effective Date management incentive plan for certain members of the Company’s management to be adopted by the board of directors of the reorganized Company post-Effective Date.

~~(t)~~(w) “Minimum Participation Threshold” means all of the following: (i) Term Lenders holding obligations representing at least 95% of the aggregate principal amount

~~(bb)~~(ee) “Requisite Term Lenders” means, as of the date of determination, Consenting Term Lenders holding at least a majority in aggregate principal amount outstanding of the Term Loans held by the Consenting Term Lenders as of such date.

~~(cc)~~(ff) “SEC” means the Securities & Exchange Commission.

~~(dd)~~(gg) “Second Lien Notes” means the Series A Notes and Series B Notes described on Annex A to the Term Sheet.

~~(ee)~~(hh) “Senior Notes” means the 7.875% senior notes due 2021 issued pursuant to the Senior Notes Indenture.

~~(ff)~~(ii) “Senior Notes Indenture” means the Indenture for the 7.875% Senior Notes due 2021 dated December 17, 2013 among the Company, the guarantors and Wilmington Savings Fund Society, FSB, a national banking association, as successor trustee.

~~(gg)~~(jj) “Senior Noteholders” means the holders of Senior Notes, in their respective capacities as such.

~~(hh) “Senior Notes RSA Milestone Date” means August 31, 2017, unless such date is extended by the Required Parties.~~

~~(ii)~~(kk) “Securities Act” means the Securities Act of 1933, as amended.

~~(jj)~~(ll) “Special Meeting” means the special meeting of the Company’s shareholders to approve the Share Issuance and the Charter Amendment.

~~(kk)~~(mm) “Support Effective Date” means the date on which: (i) the counterpart signature pages to this Agreement shall have been executed and delivered by the Company and Consenting Term Lenders holding at least 50% in aggregate principal amount outstanding of the Term Loans; and (ii) the counterpart signatures to the Credit Agreement Waiver and Interim Amendment shall have been executed and delivered by the Company and the Requisite Term Lenders.

~~(ll)~~(nn) “Support Period” means the period commencing on the Support Effective Date and ending on the earlier of the (i) date on which this Agreement is terminated in accordance with Section 5 hereof and (ii) the Effective Date.

~~(mm)~~(oo) “Term Loan Rolled Facility” means that certain Credit Facility with terms consistent with the terms set forth on the Annex A to the Term Sheet.

~~(nn)~~(pp) “Tender Offer” means the cash Tender Offer to purchase up to $40 million aggregate principal amount of the outstanding Convertible Notes.

~~(oo)~~(qq) “Tender Offer Documents” means the Tender Offer Statement on Schedule TO to be filed with the SEC with respect to the Tender Offer, which shall contain or incorporate by reference an offer to purchase reflecting the terms and conditions of the Tender Offer, and other ancillary documents and instruments in respect of the Tender Offer (together with any amendments or supplements thereto, and including any exhibits thereto).

2.	Term Sheet, Credit Agreement Waiver, Interim Amendment.

The Term Sheet, the Credit Agreement Waiver, and the Interim Amendment are expressly incorporated herein by reference and made part of this Agreement as if fully set forth herein. The Term Sheet, the Credit Agreement Waiver, and the Interim Amendment collectively set forth the material terms and conditions of the transactions contemplated by the Out-of-Court Restructuring and the In-Court Restructuring (including the Prepackaged Plan, if applicable) (collectively, the “Restructuring Transactions”); provided, however, the Term Sheet is supplemented by the terms and conditions of this Agreement. In the event of any inconsistency between the Term Sheet and this Agreement, the Term Sheet shall control.

3.	Agreements of the Consenting Term Lenders.

(a) Agreement to Support. During the Support Period, subject to the terms and conditions hereof, each of the Consenting Term Lenders agrees, severally and not jointly, that it shall:

(i) use its commercially reasonable efforts to support the Restructuring and the transactions contemplated by the Term Sheet, the Credit Agreement Waiver, the Interim Amendment, and the Prepackaged Plan (if applicable), and to act in good faith and take any and all reasonable actions necessary to consummate the Restructuring and the transactions contemplated by the Term Sheet, the Credit Agreement Waiver, the Interim Amendment, and the Prepackaged Plan (if applicable), in each case, in a manner consistent with this Agreement;

(ii) whether pursuant to the Out-of-Court Restructuring or pursuant to the Prepackaged Plan, in a timely manner, (i) execute, and irrevocably consent to, the Credit Agreement Waiver on the date of execution of this Agreement, (ii) irrevocably agree to the treatment of its Claims contemplated in the Term Sheet, in both the Out-of- Court Restructuring and, subject to section 1125 and 1126 of the Bankruptcy Code, the In-Court Restructuring pursuant to the Prepackaged Plan, (iii) negotiate in good faith with the Company regarding an alternative in-court restructuring sponsored by the Consenting Term Lenders pursuant to which such Consenting Term Lenders may agree, among other things, to convert a mutually agreeable portion of their Claims into equity of the Company as reorganized ~~and~~ or an alternative transaction structure, in each case, together with such other terms as may be mutually agreeable to the Company and such Consenting Term Lenders (the “Alternative Restructuring”), ~~which Alternative Restructuring shall be operative only if Senior Noteholders holding at least the Requisite Senior Notes Threshold have not executed a restructuring support agreement to support the Restructuring with terms consistent with this Agreement by the Senior Notes RSA Milestone Date,~~ and (iv) negotiate in good faith with the Company the forms of the Definitive Documents (to the extent such Consenting Term Lender is a party thereto) and so long as such appearance and the positions advocated in connection therewith are not inconsistent with this Agreement and are not for the purpose of (or could not reasonably be expected to) hindering, delaying, or preventing the consummation of the transactions contemplated in, subject to the terms and conditions of, consummation of the Restructuring; or (D) impair or waive the rights of any Consenting Term Lender to assert or raise any objection expressly permitted under this Agreement in connection with any hearing in the Bankruptcy Court, including, without limitation, any hearing on confirmation of the Prepackaged Plan.

(e) Negative Covenants. The Consenting Term Lenders agree that, for the duration of the Support Period, each Consenting Term Lender shall not take any action inconsistent with, or omit to take any action required by the Credit Agreement, except to the extent that any such action or inaction is expressly contemplated or permitted by this Agreement, the Prepackaged Plan (if applicable), or any of the other Definitive Documents.

4.	Agreements of the Company.

(a) Covenants. The Company agrees that, for the duration of the Support Period, the Company shall, and shall cause each of its subsidiaries included in the definition of Company, to:

(i) (A) support and use commercially reasonable efforts to consummate the Restructuring, including, without limitation, (1) negotiate ~~a restructuring support agreement to support~~an Acceptable RSA with respect to the Restructuring with Senior Noteholders holding at least the Requisite Senior Notes Threshold~~,~~ and an Acceptable RSA with respect to an Alternative Restructuring with the Requisite Term Lenders and (2) if the Minimum Participation Threshold has not been satisfied or waived (as determined in good faith by the Company and the Requisite Term Lenders) by the Out-of-Court Outside Date, but the Support Effective Date has occurred and the holders of at least 66 2/3% of the outstanding amount of the Term Loans and the holders of at least the Requisite Senior Notes Threshold have submitted ballots in support of the Prepackaged Plan, (x) commence the Chapter 11 Cases on or before November 6, 2017 (the “Outside Petition Date,” and the actual commencement date, the “Petition Date”) and complete and file, within the timeframes contemplated herein, the Prepackaged Plan, the Disclosure Statement, and the other Definitive Documents, and (y) use commercially reasonable efforts to obtain orders of the Bankruptcy Court approving the Disclosure Statement and confirming the Prepackaged Plan within the timeframes contemplated by this Agreement; (B) use commercially reasonable efforts to obtain any and all required regulatory approvals for the Restructuring embodied in the Definitive Documents, including the Prepackaged Plan, if any; (C) not take any action that is inconsistent with, or is intended or is reasonably likely to interfere consummation of the Prepackaged Plan and the Restructuring, in the case of each of clauses (A) through (C) to the extent consistent with, upon the advice of counsel, the fiduciary duties of the boards of directors, managers, members or partners, as applicable, of each Company;

(ii) if the Company receives an unsolicited bona fide unsolicited proposal or expression of interest in undertaking an Alternative Transaction that the board of directors of the Company, determines in its good-faith judgment provides a higher or better economic recovery to the Company’s stakeholders than that set forth in this Agreement and such Alternative Transaction is from a proponent that the board of directors of the Company has reasonably determined is capable of timely consummating such Alternative Transaction, the Company will within 48 hours of the receipt of such proposal or expression of interest, notify counsel to the Requisite Term Lenders of the receipt thereof, with such notice to include the material terms thereof, including the identity of the Person or group of Persons involved;

(iii) consummate the Out-of-Court Restructuring if the Minimum Participation Threshold and the other conditions to effectiveness have been satisfied unless the Required Parties agree to consummate the Restructuring through the In-Court Restructuring;

(iv) provide draft copies of all material motions or applications and other documents (including all “first day” and “second day” motions and orders, the Prepackaged Plan, the Disclosure Statement, ballots and other solicitation materials in respect of the Prepackaged Plan and any proposed amended version of the Prepackaged Plan or the Disclosure Statement, and a proposed confirmation order) the Company intends to file with the Bankruptcy Court to ~~the~~ Kirkland, if reasonably practical, at least three (3) business days prior to the date when the Company intends to file any such pleading or other document (provided that if delivery of such motions, orders or materials (other than the Prepackaged Plan, the Disclosure Statement, a confirmation order or adequate protection order) at least three (3) business days in advance is not reasonably practicable, such motion, order or material shall be delivered as soon as reasonably practicable prior to filing) and shall consult in good faith with such counsel regarding the form and substance of any such proposed filing with the Bankruptcy Court;

(v) if the In-Court Restructuring is to be consummated, file such “first day” motions and pleadings reasonably determined by the Company, in form and substance reasonably acceptable to the Requisite Term Lenders, to be necessary, and to seek interim and final (to the extent necessary) orders, in form and substance reasonably acceptable to the Company and the Requisite Term Lenders, from the Bankruptcy Court approving the relief requested in such “first day” motions;

(vi) subject to appropriate confidentiality arrangements, provide to the Consenting Term Lenders’ professionals, upon reasonable advance notice to the Company; (A) reasonable access (without any material disruption to the conduct of the Company’s business) during normal business hours to the Company’s books, records, and facilities; (B) reasonable access to the respective management and advisors of the Company for the purposes of evaluating the Company’s finances and operations and participating in the planning process with respect to the Restructuring; and (C) prompt access to any information provided to any existing or prospective financing sources (including lenders under any debtor-in-possession and/or exit financing);

(vii) use its commercially reasonable efforts to support and take all actions as are reasonably necessary and appropriate to obtain any and all required regulatory and/or third-party approvals to consummate the Transactions;

(viii) promptly pay all reasonable and documented fees and expenses of Kirkland, FTI Consulting Inc. (“FTI”), and the Administrative Agent in connection with the subject matter of this Agreement and the Restructuring;

(ix) subject to applicable laws, use commercially reasonable efforts to, consistent with the pursuit and consummation of the Restructuring and the transactions contemplated thereby, preserve intact in all material respects the current business operations of the Company and its subsidiaries;

(x) provide prompt written notice to the Requisite Term Lenders between the date hereof and the Effective Date of (A) receipt of any written notice from any third party alleging that the consent of such party is or may be required in connection with the transactions contemplated by the Restructuring, (B) receipt of any written notice from any governmental body in connection with this Agreement or the transactions contemplated by the Restructuring, and (C) receipt of any written notice of any proceeding commenced, or, to the actual knowledge of the Company, threatened against the Company, relating to or involving or otherwise affecting in any material respect the transactions contemplated by the Restructuring;

(xi) unless otherwise agreed by the Company and the applicable firm, on the date that is at least one (1) calendar day prior to the Petition Date, pay to (A) Kirkland, (B) one firm acting as local counsel for Kirkland, (C) FTI, and (D) the Administrative Agent, in each case, all reasonable and documented fees and expenses accrued but unpaid as of such date, whether or not such fees and expenses are then due, outstanding, or otherwise payable in connection with this matter;

(xii) negotiate in good faith with the Consenting Term Lenders on terms for an Alternative Restructuring~~, which Alternative Restructuring shall be operative only if Senior Noteholders holding at least the Requisite Senior Notes Threshold have not executed a restructuring support agreement~~;

~~(xii) to support the Restructuring with terms consistent with this Agreement by August 31, 2017, or such later date as the Required Parties may agree; and~~

~~(xiii)~~ respond in writing to any plan term sheet proposal (or response) received from Kirkland or FTI within five (5) business days, including providing detailed feedback regarding any proposal or response, as applicable, regarding t he Company’s post-emergence capital structure, funded indebtedness, and equity ownership); and

~~(xiii)~~(xiv) (A) transfer the Escrow Amount to the escrow account contemplated by the Escrow Agreement on or before the Support Effective Date, and (B) take any steps reasonably requested by the Consenting Term Lenders to cause the Escrow Amount or any portion thereof to the Consenting Term Lenders in a manner consistent with this Agreement, and to not take any action that is inconsistent with or that would reasonably be expected to prevent, interfere with, delay or impede the distribution of the Escrow Amount to any Consenting Term Lender.

(b) Escrow Matters. As of the Support Effective Date, the Company and the Consenting Term Lenders agree that, as of the Escrow Amount Release Date, the Escrow Amount shall be transferred to the Administrative Agent by the Escrow Agent on behalf of the Borrower and that the Company and the Consenting Term Lenders constituting the Required Lenders (as defined in the Credit Agreement) shall direct the Administrative Agent to use the Escrow Amount for application as a voluntary prepayment applied pursuant to Section 2.12(a) to the Credit Agreement, with such prepayment to be applied to the Term Loans in direct order of maturity.

(c) Automatic Stay. The Company acknowledges and agrees and shall not dispute that after the commencement of the Chapter 11 Cases, the giving of notice of termination by any Party pursuant to this Agreement shall not be a violation of the automatic stay of section 362 of the Bankruptcy Code (and the Company hereby waives, to the greatest extent possible, the applicability of the automatic stay to the giving of such notice); provided that nothing herein shall prejudice any Party’s rights to argue that the giving of notice of default or termination was not proper under the terms of this Agreement.

(d) Negative Covenants. The Company agrees that, for the duration of the Support Period, the Company shall not take any action inconsistent with, or omit to take any action required by the Credit Agreement, except to the extent that any such action or inaction is expressly contemplated or permitted by this Agreement, the Prepackaged Plan (if applicable), or any of the other Definitive Documents.

(e) Deposit Control Agreement Matters. The Company, on behalf of itself and its subsidiaries, agrees that:

(i) the Company shall use commercially reasonable efforts to obtain, by no later than September 8, 2017, a draft account control agreement (with springing control) for each Deposit Account from the relevant depositary financial institution, and upon receipt of such draft account control agreement, provide such draft account control agreement as soon as practicable thereafter to Kirkland and FTI on a professionals’ eyes only basis pursuant to their respective confidentiality agreements;

(ii) within three (3) business days of the date upon which the Company provides a draft account control agreement (with springing control) for any Deposit Account to Kirkland and FTI, or receives a revised draft of any such account control agreement for any Deposit Account from a depositary financial institution, the Company shall provide comments (if any) to such draft account control agreement, to Kirkland and FTI on a professionals’ eyes only basis pursuant to their respective confidentiality agreements;

(iii) within three (3) business days of the date upon which the Company receives any comments to any draft account control agreement from Kirkland or FTI that are reasonably acceptable to the Company, the Company shall circulate such comments (including any comments from the Company) to the relevant financial institution; and

(iv) the Company shall, and shall cause each other relevant Credit Party (as defined in the Credit Agreement) to, use best efforts to enter into account control agreements (with springing control) that are customary for transactions of this type and as otherwise reasonably acceptable to the Requisite Term Lenders and the Company with respect to each of the Deposit Accounts of such Credit Parties by September 30, 2017 (or such later date as the Requisite Term Lenders may agree). For the avoidance of doubt, the terms of this Section 4(e) shall not require the Company or any subsidiary to move any of its Deposit Accounts from the depositary financial institutions at which such Deposit Accounts are currently held, except as otherwise provided in the Credit Agreement.

5.	Termination of Agreement.

(a) This Agreement shall terminate upon the receipt of written notice to the other Parties, delivered in accordance with Section 19 hereof, from the Requisite Term Lenders at any time after and during the continuance of any Lender Termination Event.

(b) A “Lender Termination Event” shall mean any of the following:

(i) the breach by the Company of (a) any covenant contained in this Agreement (including the failure to comply with the covenant contained in Section 4(e)) or (b) any other obligations of the Company set forth in this Agreement, in each case, in any material respect and, in either respect, such breach remains uncured for a period of five (5) business days following the Company’s receipt of written notice pursuant to Sections 5(a) and 19 hereto (as applicable);

(ii) any representation or warranty in this Agreement made by the Company shall have been untrue in any material respect when made or shall have become untrue in any material respect, and such breach remains uncured for a period of five (5) business days following the Company’s receipt of notice pursuant to Sections 5(a) and 19 hereto (as applicable);

(iii) any material term or condition of any of the Definitive Documents that are filed with the Bankruptcy Court, or any related order entered by the Bankruptcy Court, shall be (whether due to an order of the Bankruptcy Court or otherwise) materially different and materially adverse to the Consenting Term Lenders than as contemplated by the Term Sheet, or otherwise not in form and substance reasonably acceptable to the Consenting Term Lenders, and such event remains unremedied for a period of ten (10) business days following the Company’s receipt of notice pursuant to Sections 5(a) and 19 hereto (as applicable);

(iv) the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any ruling, judgment or order enjoining the consummation of or rendering illegal the Prepackaged Plan or the Restructuring, and either (A) such ruling, judgment or order has been issued at the request of or with the acquiescence of the Company, or (B) in all other circumstances, such ruling, judgment or order has not been not stayed, reversed or vacated within fifteen (15) calendar days after such issuance;

(v) on ~~August 31, 2017, if~~ the first business day following the Acceptable RSA Milestone Date if the Required Parties and the Senior Noteholders holding at least the Requisite Senior Notes Threshold ~~shall~~have not ~~have~~ executed ~~a restructuring support agreement in support of the Restructuring consistent with this Agreement and otherwise acceptable to the Required Parties~~an Acceptable RSA;

(vi) on the Out-of-Court Outside Date, if the Minimum Participation Threshold shall not have been satisfied or waived (with the prior written consent of the Required Parties) and Senior Noteholders holding at least the Requisite Senior Notes Threshold shall not have voted in favor of the Prepackaged Plan;

(vii) the Company shall not have filed the Proxy Statement (to the extent the Company determines that it is necessary to hold the Special Meeting to effect the Out-of-Court Restructuring) and commenced the Consent Solicitation and Exchange Offer, the Tender Offer and solicitation of the Prepackaged Plan on or before October 1, 2017;

(viii) if the Minimum Participation Threshold has been satisfied and the Effective Date for the Out-of-Court Restructuring shall not have occurred on or before the Out-of-Court Outside Date unless the Required Parties agree to consummate the Restructuring through the In-Court Restructuring;

(ix) if the Required Parties determine to effect the Restructuring through the In-Court Restructuring and the Effective Date shall not have occurred on or before January 15, 2018;

(x) the Bankruptcy Court enters an order that is not stayed (A) directing the appointment of an examiner with expanded powers or a trustee in any of the Chapter 11 Cases, (B) converting any of the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code, (C) dismissing any of the Chapter 11 Cases, or (D) invaliding, disallowing, subordinating, or limiting the enforceability, priority, or validity of any of the obligations or claims arising under or related to the Credit Agreement;

(xi) the Company (unless the Company is acting at the direction or instruction of the Requisite Term Lenders any of their respective employees, agents, or representatives) files or supports (or fails to timely object to) another party in filing (A) a motion or pleading challenging the amount, validity, or priority of any of the obligations or claims arising under or related to the Credit Agreement, or (B) an Alternative Transaction;

(xii) the commencement of an involuntary bankruptcy case against the Company under the Bankruptcy Code, if such involuntary case is not dismissed within sixty (60) calendar days after the filing thereof, or if a court order grants the relief sought in such involuntary case;

(xiii) if the Company (A) withdraws the Prepackaged Plan, (B) publicly announces its intention not to support the Restructuring or, if applicable, the Prepackaged Plan, (C) files a motion with the Bankruptcy Court seeking the approval of an Alternative Transaction, or (D) agrees to pursue (including, for the avoidance of doubt, as may be evidenced by a term sheet, letter of intent, or similar document) or publicly announces its intent to pursue an Alternative Transaction; ~~or~~

(xiv) the Bankruptcy Court enters an order modifying or terminating the Company’s exclusive right to file and/or solicit acceptances of a plan of reorganization (including the Prepackaged Plan~~).~~ );

(xv)if the Company effects (or enters into any agreement to effect) any of the following transactions to the extent a payment, a transfer, or an assignment of an asset is required to be made by the Company as a part of such transaction: (A) any transaction with any counterparty to address the Company’s obligations with respect to mandatory clean-up calls to the extent that the transaction requires the Company to assign any of its obligations, make a payment in exchange for the counterparty assuming the obligation to exercise the clean-up calls or any other liability, as part of the transaction (B) the transfer, assignment, or sale of the Company’s interest in the loans and related receivables in the non-residual trusts, or any derivative, debt, or equity interest therein, to the extent that such transfer, assignment, or sale requires the Company to make a payment or assign or transfer an asset to the counterparty in return for the counterparty assuming the related non-residual trust liabilities or any other liability; (C) the exercise of any one or a series of mandatory clean-up call obligations, which requires a payment or series of payments that total an amount that is materially higher than the approximately $18,800,000 and $72,000,000 of clean-up calls projected in the third and fourth quarters, respectively, disclosed in the Company’s Form 10 -Q, dated as of June 30, 2017; (D) the sale, transfer, or assignment of any loan, mortgage servicing right, or any other asset or liability that requires an individual payment of greater than $5,000,000, or a series of payments in excess of $10,000,000 in the aggregate, with respect to any specific asset or liability on the part of the Company to induce the counterparty to complete the transaction, including sales, transfers, or assignments related to certain mortgage servicing rights associated with agency nonperforming loans; or (E) the sale of all or part of Walter Reverse Acquisition, LLC, Reverse Mortgage Servicing, or any subsidiaries, beneficial interests, equity interests, or related assets of the foregoing entities, to the extent that the transaction requires the Company to make a payment or transfer or assign an asset for the counterparty to complete the transaction; provided, however, that if the Company effects (or enters into any agreement to effect) a transaction disclosed to the Consenting Term Lenders’ advisors in an e-mail dated as of August 31, 2017, and that meets the definition of a transaction described in the sub-item (A), (B), (C), or (D) of this sub-section 5(b)(xv), such a transaction (or an agreement to effect such a transaction) shall not constitute a Lender Termination Event;

(xvi) if the Company effects (or enters into any agreement to effect) any settlement of a pending or future dispute or litigation that requires the payment by the Company of an amount in excess of $5,500,000 on an individual basis unless such settlement or potential settlement disclosed to Kirkland or FTI in an e-mail dated as of August 31, 2017; or

(xvii) if the Company or any other Credit Party (as defined in the Credit Agreement) makes, or causes to be made, any payment of principal or interest on any indebtedness constituting Senior Notes or Convertible Notes.

Notwithstanding anything herein to the contrary, the dates set forth in clauses (vi), (vii), (viii) and (ix) of this Section 5(b) shall be automatically extended by (A) the number of days the Tender Offer may be required to be extended as a result of comments made by the SEC with respect to the Tender Offer Documents filed with the SEC in respect of the Tender Offer and/or (B) the number of days necessary to address any comments made by the SEC in respect of the Proxy Statement (to the extent the Company determines that it is necessary to hold the Special Meeting to effect the Out-of- Court Restructuring).

(c) A “Company Termination Event” shall mean any of the following:

(i) the breach in any material respect by one or more of the Consenting Term Lenders, of any of the undertakings, representations, warranties, or covenants of the Consenting Term Lenders set forth herein in any material respect which remains uncured for a period of five (5) business days after the receipt of written notice of such breach pursuant to Section 5(a) and 19 hereof (as applicable), but only if the non-breaching Consenting Term Lenders own less than 662/3% of the Claims;

(ii) the board of directors, managers, members or partners, as applicable, of a Company reasonably determines in good faith based upon the advice of outside counsel that continued performance under this Agreement would be inconsistent with the exercise of its fiduciary duties under applicable law; provided, that the Company provides notice of such determination to the Consenting Term Lenders within five (5) business days after the date thereof;

(iii) the Company shall not have obtained votes accepting the Prepackaged Plan from holders of the Term Loans sufficient to satisfy the conditions for acceptance set forth in section 1126(c) of the Bankruptcy Code on or before the voting deadline set forth in the solicitation materials distributed in connection with the Prepackaged Plan;

(iv) on ~~August 31, 2017, if~~ the first business day following the Acceptable RSA Milestone Date if the Required Parties and the Senior Noteholders holding at least the Requisite Senior Notes Threshold ~~shall~~have not ~~have~~ executed ~~a restructuring support agreement in support of the Restructuring consistent with this Agreement and otherwise acceptable to the Required Parties~~an Acceptable RSA;